UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 24, 2019

Argo Group International Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	1-15259	98-0214719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Argo House, 110 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

(441) 296-5858
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $1.00 per share	ARGO	New York Stock Exchange
Guarantee of Argo Group U.S., Inc. 6.500% Senior Notes due 2042	ARGD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Adoption of the Argo Group International Holdings, Ltd. 2019 Omnibus Incentive Plan
At the Annual Meeting, the Company shareholders approved the Company’s 2019 Omnibus Incentive Plan (the “2019 Omnibus Incentive Plan”).  The 2019 Omnibus Incentive Plan provides for the grant of various equity and cash awards that may be conditioned upon attainment of specified performance targets or other factors. No additional awards would be made under the Argo Group International Holdings, Ltd. 2007 Long-Term Incentive Plan or the Argo Group International Holdings, Ltd. 2014 Long-Term Incentive Plan. Prior Plan awards that are outstanding as of the effective date of the 2019 Omnibus Incentive Plan shall remain subject to the terms and conditions of, and be governed by, the applicable Prior Plan.
The purpose of the 2019 Omnibus Incentive Plan is to promote the interests of the Company and its shareholders by providing employees (including executive officers), non-employee directors, and consultants of the Company and its Affiliates with appropriate incentives to encourage them to enter into and remain in their positions with the Company and to develop a strong link between pay and the Company’s strategic goals and to align the interests of such award recipients with those of our shareholders by awarding long-term incentives in the form of equity and annual and other incentives in the form of cash and cash-based awards.
For more information about the 2019 Omnibus Incentive Plan, see “Description of the 2019 Omnibus Incentive Plan” set forth in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 12, 2019 (the “Proxy Statement”), which is incorporated herein by reference.  The summary is qualified in its entirety by reference to the full text of the 2019 Omnibus Incentive Plan, a copy of which is attached as Annex B to the Proxy Statement and incorporated herein by reference.
Item 5.07.  Submission of Matters to a Vote of Security Holders.
(a)-(b) On May 24, 2019, Argo Group International Holdings, Ltd. (the “Company”) held its 2019 Annual General Meeting of Shareholders (the “Annual Meeting”) in accordance with the Company’s Amended and Restated Bye-laws.
Present at the Annual Meeting, either in person or by proxy, were holders of 29,561,118 shares of common shares, constituting a quorum of the Company’s outstanding shares.  At the Annual Meeting, the Company’s shareholders considered twelve proposals set forth below, each of which is described in more detail in the Company’s definitive proxy statement dated April 12, 2019, as filed with the SEC.

The voting results set forth below are based on the certification of First Coast Results, Inc., the independent Inspector of Election for the Annual Meeting.  There were no broker non-votes.
Proposals 1 through 4 set forth below required the affirmative vote of a majority of the votes cast at the Annual Meeting.  Each of proposals 1 through 4 was approved by the Company’s shareholders.
Proposal		For	Against	Abstentions
Proposal 1	Election of each of F. Sedgwick Browne, Samuel G. Liss, Kathleen A. Nealon, Al-Noor Ramji and John H. Tonelli as Class III Directors
	F. Sedgwick Browne	23,423,886	5,326,508	461,533
	Samuel G. Liss	26,203,560	2,896,347	112,020
	Kathleen A. Nealon	26,205,501	2,898,569	107,857
	Al-Noor Ramji	26,198,642	2,902,156	111,129
	John H. Tonelli	23,998,381	5,100,429	113,117
Proposal 2	Approval of the Argo Group International Holdings, Ltd. 2019 Omnibus Incentive Plan	24,639,943	4,441,587	130,393
Proposal 3	Approval, on an advisory, non-binding basis, the compensation of Named Executive Officers	14,711,871	14,401,402	98,651
Proposal 4	Approval of the recommendation of the Audit Committee of our Board of Directors that Ernst & Young LLP be appointed as our independent auditors for the fiscal year ending December 31, 2019 and to refer the determination of its remuneration to the Audit Committee of our Board of Directors	28,149,423	1,339,549	72,146
Proposals 5 through 8 set forth below required the affirmative vote of a majority of the Company’s outstanding shares. Proposals 9 through 12 set out below required the affirmative vote of a majority of the votes cast at the Annual Meeting. None of proposal 5 through 12 were approved by the Company’s shareholders.
Proposal		For	Against	Abstentions
Proposal 5	Shareholder proposal to remove Gary V. Woods	3,563,796	23,316,690	2,331,436
Proposal 6	Shareholder proposal to remove Hector De Leon	2,940,191	23,940,015	2,331,716
Proposal 7	Shareholder proposal to remove John R. Power, Jr.	2,931,042	23,949,125	2,331,755
Proposal 8	Shareholder proposal to remove Mural R. Josephson	2,930,654	23,947,019	2,334,249
Proposal 9	Shareholder proposal to elect Nicholas C. Walsh	0	24,202,018	5,009,905
Proposal 10	Shareholder proposal to elect Carol A. McFate	0	24,204,076	5,007,847
Proposal 11	Shareholder Proposal to Elect Kathleen M. Dussault	0	24,204,025	5,007,898
Proposal 12	Shareholder proposal to elect Bernard C. Bailey	0	24,201,153	5,010,770

In accordance with Rule 14a-4(d) under the Securities Exchange Act of 1934, the Company’s proxy card did not confer authority to vote for the election of any of the nominees named in Proposals 9 through 12.

Item 8.01.  Other Events
On May 24, 2019, the Company issued a press release regarding the preliminary outcome of its Annual Meeting. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

10.1	Argo Group International Holdings, Ltd. 2019 Omnibus Incentive Plan (incorporated by reference from Annex B to the Company’s Definitive Proxy Statement filed with the SEC on April 12, 2019)
99.1	Release issued by Argo Group International Holdings, Ltd. dated May 24, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

	By:	/s/ Jay S. Bullock
Dated: May 28, 2019		Name:	Jay S. Bullock
		Title:	Executive Vice President and Chief Financial Officer